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                                                                    EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q of MKS Instruments, Inc. (the "Company") for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, John R. Bertucci, Chairman and Chief Executive Officer of the Company, and Ronald C. Weigner, Vice President and Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) based on my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) based on my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 5, 2005                               /s/ John R. Bertucci
                                                 ------------------------------
                                                 John R. Bertucci
                                                 Chairman and Chief Executive
                                                 Officer

Dated: May 5, 2005                               /s/ Ronald C. Weigner
                                                 ------------------------------
                                                 Ronald C. Weigner
                                                 Vice President and Chief
                                                 Financial Officer